                                                                   Exhibit 10.21


                       THIRD AMENDMENT TO LEASE AGREEMENT

      THIS THIRD AMENDMENT TO LEASE AGREEMENT (this "Amendment") is entered into as of the 1st day of August, 1996, by and between DAVID A. SABEY AND SANDRA L. SABEY, husband and wife ("Landlord") and PATHOGENESIS CORPORATION, a Delaware corporation ("Tenant"), with respect to the following facts:

                                    RECITALS

      A. Landlord and Tenant are parties to that certain Lease Agreement dated June 8, 1992, as amended, modified or supplemented by that certain First Amendment to Lease Agreement dated September 24, 1992, the Second Amendment to Lease Agreement dated November 16, 1992 and the Settlement Agreement dated July 20, 1995 (collectively the "Lease Agreement"). Defined terms used herein, unless otherwise expressly defined herein, shall have the meaning as set forth in the Lease Agreement.

      B. Pursuant to the terms of the Lease Agreement, Tenant had the right of first offer on any space to become available on the first and second floor of the Building, the Expansion Space. The current tenant of the remaining space on the first and second floor of the Building, Oncemembrane, Inc., is vacating and terminating its tenancy. Landlord has notified Tenant of the availability of the space and Tenant has notified Landlord of its exercise or its rights to lease the Expansion Space in accordance with the terms of the Lease Agreement.

      C. Landlord and Tenant are executing this Amendment to acknowledge and memorialize the terms of Tenant's lease of the Expansion Space, in accordance with the terms of Paragraph 40 of the Lease Rider to the Lease Agreement and to further amend the Lease in accordance with the terms set forth herein below.

                                    AMENDMENT

      NOW, THEREFORE, in consideration of the mutual covenants of the parties, Landlord and Tenant hereby agree as follows:

      1. Premises. Paragraph 1b. of the Lease Agreement is hereby amended and modified to the extent necessary to provide that the Premises shall be expanded to include the Expansion Space on the first and second floor of the Building as outlined on the floor plan attached hereto as Exhibits A-1 and A-2 (the "Expansion Space"), which Exhibits hereby are incorporated into and supplement the existing Exhibits A-1 and A-2 of the Lease Agreement. From and after the Expansion Space Rent Commencement Date (as defined below) the term Premises in the Lease Agreement shall include the entire space in the Building as outlined in Exhibit A-1 and A-2 on the first and second floor, including the Expansion Space. Landlord and Tenant hereby agree and the Lease Agreement is hereby amended to provide that from and after the Expansion Space Rent Commencement Date, the floor area and net rentable square feet of the Premises shall be as follows:

                                   Usable            Load             Rentable

          Initial Floor Area

          Floors 1 and 2           40,530             --               43,700

          Expansion Space

          Floor 1                   9,530            1.081             10,302

          Floor 2                  14,703            1.103             16,217
                                   ------                              ------
          Total Expansion Space    24,233                              26,519

          Total Floor Area         64,763                              70,219

      2. Tenant's Percentage of the Building. Paragraph 1c. of the Lease Agreement is hereby amended to provide that "Tenant's Percentage of the Building" shall mean 52.36%, calculated by dividing the area of the Premises, including the Expansion Space (70,219 rentable square feet) by the area of the Building (134,118).

      3. Delivery of Expansion Space. Landlord shall deliver the Expansion Space to Tenant on or before August 30, 1996, in accordance with and subject to the provisions of this Third Amendment, including paragraphs 5 and 7b: provided, however, Tenant may enter the Expansion Space prior to the delivery date for the purposes of inspection, architectural, design or engineering review. Landlord's delivery of the Expansion Space shall be in its "AS IS" condition as of the date of delivery, and Landlord shall not be required to make repairs, alterations, additions or improvements to the Expansion Space, except as provided in paragraph 5 below.

      4. Expansion Space Rent Commencement Date. The rent commencement date for the Expansion Space shall be August 1, 1996 (the "Expansion Space Rent Commencement Date"); provided, however, Expansion Space Annual Base Rent for the month of August shall be paid by Tenant upon delivery by Landlord of the Expansion Space in accordance with the terms of paragraph 3 above.

      5. Expansion Space Annual Base Rent. The Annual Base Rent for the Expansion Space ("Expansion Space Annual Base Rent") shall be $17.50 per square foot from the Expansion Space Rent Commencement Date until September 30, 1997, and thereafter, from October 1, 1997 until the Expiration Date at $19.50 per square foot. Commencing on the Expansion Space Rent Commencement Date, the Annual Base Rent payable by Tenant shall be increased by the Expansion Space Annual Base Rent. Payment of Expansion Space Annual Base Rent shall be paid monthly in advance in accordance with the terms of the Lease Agreement commencing on the Expansion Space Rent Commencement Date; provided, however, the Rent Credit and Free Rent provisions concerning the initial Premises set forth in Section 1h, and paragraph 37 of the Lease Rider (Exhibit E) shall not apply to the Expansion Space Annual Base Rent; provided, further, that the Expansion Space rent will not be payable until Landlord has completed a janitorial clean-up of the Premises, repair of door frames and removal of the staircase between the second and third floors. Landlord and Tenant hereby agree to amend paragraph 1h of the Lease as follows:

      h. Rent:

        Year           Initial Premises     Expansion Space          Total
                       Annual Base Rent     Annual Base Rent    Annual Base Rent
         1                  538,311                                  538,311

         2                  584,657                                  584,657

         3                  677,350                                  677,350

         4                  564,458                                  564,458

         4                  112,892               77,352             190,244
  (8/1/96-9/30/96)

         5                  677,350              464,113           1,141,463

         6                  764,750              517,155           1,281,905

         7                  764,750              517,155           1,281,905

         8                  764,750              517,155           1,281,905

         9                  764,750              517,155           1,281,905

         10                 764,750              517,155           1,281,905

   Last six months             --                258,577             258,577

      Payment of Expansion Space Annual Base Rent (but not the initial Premises) by Tenant shall be subject to paragraph 41 of the Lease Rider to the Lease Agreement with respect to the payment of broker commissions. Landlord and Tenant agree that the total amount of the commission which may be offset by Tenant solely against the Expansion Space Annual Base Rent shall be $140,100.00, which amount shall be credited solely against the Expansion Space Annual Base Rent payable for the first three (3) months at $38,676.09 per month and of $24,071.74 for the fourth (4th) month.

      6. Additional Rent. For the purposes of determining Additional Rent for the Expansion Space, the Expansion Space shall have a Base Year of 1993.

      7. Expansion Space. Landlord hereby agrees to lease to Tenant and Tenant hereby agrees to lease from Landlord the Expansion Space. The Expansion Space contains certain trade improvements ("Trade Improvements") and supplemental mechanical and HVAC system ("Mechanical System"), located in and servicing the Expansion Space, which belong to Landlord. Tenant's lease of the Expansion Space shall include the use of the Trade Improvements and Mechanical System, subject to the terms of this Third Amendment.

            a. Profit Split On Sublease Space. During any time that all or any portion of the Expansion Space is subleased, assigned, licensed or the beneficial use or possession of the Expansion Space is granted by Tenant and is held by a third party, including without limitation any joint venture, partnership, research contract or similar arrangement with a third party or other entity of which Tenant is not a 50% or more owner, partner or shareholder ("Subtenant"), the Expansion Space Annual Base Rent shall be increased by an amount equal to the following profit split on such space:

            Landlord shall receive as Additional Rent 50% of the profit from any Subtenant. Profit is equal to the sublease rent or any other form of consideration actually received by the Tenant for the rental space minus brokerage commission (not to exceed 5%), tenant improvements, legal fees (not to exceed $5,000) incurred by Tenant, and amounts paid by subtenant under the sublease to reimburse Tenant for pass-through costs and expenses, minus Adjusted Expansion Space Rent applicable to the subleased space. Adjusted Expansion Space Rent is Expansion Space Base Rent applicable to the sublease space minus sublease rent adjustment (annual basis of $2.00 per square foot times square footage subleased). Landlord's profit split is 50% of the profit on a cumulative basis. Landlord's profit split payment is Landlord's profit split minus sublease rent adjustment. Profit will be computed on a monthly basis. Landlord's profit split payment will be remitted only when the cumulative profit split exceeds the cumulative sublease rent adjustment. Except for payments required to be made by Tenant to Landlord pursuant to this paragraph, all rent and other sums payable by any subtenant shall belong to Tenant. An example of the profit split computation is set forth on Schedule 1 attached hereto and incorporated herein by this reference.

            Subject to obtaining Landlord's consent, as provided in Section 17 of the Lease Agreement, Tenant agrees to notify Landlord immediately upon Tenant's entering into any sublease and to meet with Landlord and provide Landlord with marketing and leasing reports in connection with subleasing of the Expansion Space at Landlord's request on a two-week basis.

            b. Condition and Uses. Landlord shall deliver the Trade Improvements and Mechanical Systems located in or serving the Expansion Space, without representation or warranty of any kind whatsoever, whether express or implied, "AS IS, WHERE IS" including without limitation, warranty for habitability, suitability or for particular use. Tenant acknowledges that eight (8) fume hoods and cabinets comprising a part of the Trade Improvements contain asbestos and accepts such fume hoods and cabinets "as is;" provided, however, that Tenant shall have no responsibility to remove such asbestos or otherwise comply with any environmental laws with regard thereto or to incur any costs or expenses in connection therewith relating to the presence of such asbestos, and Landlord shall be responsible, at Landlord's expense, to comply with any environmental laws relating to the presence of such asbestos in the fume hoods and cabinets. Tenant shall have no responsibility for compliance with environmental laws or any costs or expenses related thereto regarding the present condition of the Trade Improvements and Mechanical System. Tenant shall be responsible for complying with environmental laws and for any release or potential release of hazardous substances and any costs or expenses related thereto arising from Tenant's use of the Trade Improvements or Mechanical System. A list of the Trade Improvements is set forth in Exhibit G attached hereto. Notwithstanding the foregoing, Landlord represents to Tenant that Landlord (i) owns the Trade Improvements and Mechanical Systems free and clear of any liens, encumbrances or claims, except the lien of Landlord's mortgagee; (ii) has the authority and right to enter into and perform this Third Amendment; and (iii) to the best of Landlord's knowledge, the Trade Improvements and Mechanical Systems have been adequately maintained and repaired by the prior owner, Oncomembrane, Inc. and are in reasonably good working order, normal wear and tear excepted. Tenant hereby agrees that with respect to its use of the Trade Improvements and Mechanical Systems, it will comply with all of the terms of the Lease, including without limitation, Section 6 of the Lease. Tenant has retained an independent company to conduct an inspection and inventory of the Trade Improvements and Mechanical Systems and has submitted a report to Landlord setting forth repairs necessary to bring the Trade Improvements and Mechanical Systems to reasonably good working order. Landlord shall not be required to make repairs, alterations, additions or improvements to the Trade Improvements or Mechanical System, except that Landlord, at Landlord's expense, shall have the repairs noted in Exhibit G completed in a diligent manner but no later than September 16, 1996.

            c. Repair, Maintenance and Alterations. Except as provided in paragraph 7b, Tenant hereby agrees to maintain and repair, at Tenant's sole cost and expense, the Trade Improvements and Mechanical Systems at all times during the term hereof. Tenant shall maintain the Trade Improvements and Mechanical Systems at all times in reasonably good repair and shall repair the Trade Improvements and Mechanical Systems as necessary to maintain the Trade Improvements and Mechanical Systems in reasonably good order and repair for equipment of its age and usage. Tenant shall make no material alterations or modifications to the Trade Improvements and Mechanical Systems without the prior written consent of the Landlord which consent shall not be unreasonably withheld. Landlord and Tenant acknowledge that the Mechanical System (consisting of, without limitation, air handling units, boilers, chillers, natural gas, electricity and vacuum systems) also serves certain space on the third floor of the Building presently leased by Cell Therapeutic, Inc. (Cell Therapeutic, Inc. and each other tenant or occupant of such space, hereinafter collectively referred to as "CTI"), and that the Mechanical System shall also continue to serve, and Tenant shall provide service to, that portion of the Building on a nonexclusive basis upon request of CTI. CTI shall promptly reimburse Tenant on a monthly basis pro rata, based on the square feet occupied by each party, or such other basis as Tenant and CTI may agree, for all costs and expenses incurred by Tenant based on Tenant's estimate. All such costs and expenses shall be reconciled on an annual basis by Tenant. Tenant's obligations under this paragraph to maintain and repair the Mechanical System and allow CTI the use of the Mechanical System shall be a Lease covenant enforceable by Landlord under the terms of the Lease. Landlord agrees to cooperate with

Tenant in collecting any past-due amounts from CTI, including exercising any remedies available to Landlord under its lease with CTI. Tenant shall have the right to discontinue such service if payment is not made within such 30-day period.

            d. Removal of Property and Surrender. Tenant shall not remove the Trade Improvements and Mechanical Systems from the Premises without the prior written consent of the Landlord. Upon the termination of the Lease, Tenant shall surrender the Trade Improvements and Mechanical Systems to the Landlord in reasonably good working condition and repair for equipment of its age and usage, normal wear and tear excepted. Tenant shall have no obligation to remove from the Premises the Trade Improvements and Mechanical Systems.

      8. Parking. In addition to the parking provided Tenant under the Lease Agreement for the initial Premises, Tenant shall lease, and Landlord shall make available to Tenant, an additional 25 parking spaces, on an unassigned basis at the rate of $100 per month, subject to adjustment as set forth in the Lease Agreement.

      9. No Claims. Landlord and Tenant each represent and warrant to the other that as of the date hereof, there do not exist any, and neither are aware of events that constitute or would with the passage of time constitute, defaults or claims against the other under the Lease, except for any Rent or Additional Rent that may have accrued under the terms of the Lease but has yet to have been paid or invoiced, if any.

      10. Exhibit F. Landlord and Tenant hereby acknowledge that Exhibit F (Nonexclusive List of Tenant Personalty) to the Lease was never completed by Tenant and that the parties desire to complete Exhibit F at this time. Tenant shall deliver to Landlord simultaneously with execution of this Third Amendment, Tenant's Exhibit F for Landlord's review and approval. Landlord's execution of this Third Amendment shall constitute his approval of Exhibit F. Tenant shall have the right to amend Exhibit F annually to update it for new or replaced personalty.

      11. Miscellaneous. Except as otherwise set forth in this Third Amendment, the Expansion Space shall be subject to all other terms and conditions of the Lease Agreement, including without limitation, the option to extend the Lease Term, determination of Annual Base Rent and Additional Rent during extension terms, Landlord's rights to approve build out of the Expansion Space and the terms and conditions with respect to assignment and subletting the Premises.

      12. Amendment. Except as expressly modified and amended herein, the Lease Agreement shall remain in full force and effect.

      Dated as of this 1st day of August, 1996.

LANDLORD:                                DAVID A. SABEY AND SANDRA L. SABEY


                                         /s/ David A. Sabey
                                         ---------------------------------------
                                         David A. Sabey individually
                                         and as attorney-in-fact for
                                         Sandra L. Sabey

TENANT:                                  PATHOGENESIS CORPORATION


                                         By: /s/ [ILLEGIBLE]
                                             -----------------------------------

                                                 Its: Sr. VP & CFO
                                                      --------------------------

Approved:

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

By: CIGNA Investments, Inc.


    ________________________________________


    Its ____________________________________


STATE OF WASHINGTON  )
                     )  ss:
COUNTY OF KING       )

      On this 30th day of August, 1996, before me, a Notary Public in and for the State of Washington, personally appeared DAVID A. SABEY, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument; on oath stated that he was authorized to execute the instrument as attorney-in-fact for his wife, SANDRA L. SABEY; acknowledged that he signed and sealed the same as his free and voluntary act and deed for himself and as attorney-in-fact for said principal for the uses and purposes therein mentioned; and on oath stated that the Power of Attorney authorizing the execution of this instrument has not been revoked and that the said principal is now living and is competent.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first written above.


                                   /s/ Sharon V. Signorelli
                                   --------------------------------------
                                   NOTARY PUBLIC in and for the State
                                   of Washington, residing at Seattle.
                                   Printed Name: Sharon V. Signorelli
                                   My commission expires: 1-30-99.

STATE OF WASHINGTON  )
                     )  ss.
COUNTY OF KING       )

      On this day 29th day of August, 1996, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Al Meyer, to me known to be the SR. V.P. & CFO of the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument.

      Witness my hand and official seal hereto affixed the day and year first above written.


                                   /s/ Carolyn Armstrong
                                   ----------------------------------
                                   (Signature)


                                   Carolyn Armstrong
                                   ----------------------------------
                                   (Please print name legibly)

                                   NOTARY PUBLIC in and for the State of
                                   Washington, residing at Seattle.
                                   My commission expires: June 2000.

                                   EXHIBIT A-1

                                FIRST FLOOR PLAN

                                [GRAPHIC OMITTED]

                                   EXHIBIT A-2

                                SECOND FLOOR PLAN

                                [GRAPHIC OMITTED]

                                   Schedule 1
                            Profit Split and Payment
                                    Example

Assumptions

--------------------------------------------------------------------------------
Sublease Area     16,000 Sq Ft        Adj. Expansion
                                        Space Base Rent         $15.50 Per Sq Ft
Sublease Rent     $26.00 Per Sq Ft
                                      Sublease Rent Adjustment   $2.00 Per Sq Ft
Expansion Space
  Base Rent       $17.00 Per Sq Ft
--------------------------------------------------------------------------------

                                         Month 1    Month 2    Month 3    Month 4   Month 5   Month 6   Month 8   Month 9   Month 10
                                         -------------------------------------------------------------------------------------------
Sublease Rent                            $ 34,667   $ 34,667   $ 34,667   $ 34,667  $ 34,667  $ 34,667  $ 34,667  $ 34,667  $ 34,667

Brokerage Commission                       11,520     11,520     11,520

Tenant Improvements                        15,000

Legal                                       5,000

Adj. Expansion Space Base Rent             20,667     20,667     20,667     20,667    20,667    20,667    20,667    20,667    20,667
                                         -------------------------------------------------------------------------------------------
Profit                                    (17,520)     2,480      2,480     14,000    14,000    14,000    14,000    14,000    14,000
                                         -------------------------------------------------------------------------------------------
Profit Split @ 50%                         (8,760)     1,240      1,240      7,000     7,000     7,000     7,000     7,000     7,000

Cumulative Profit Split (A)                (8,760)    (7,520)    (6,280)       720     7,720    14,720    21,720    28,720    35,720

Cumulative Sublease Rent Adj. (B)           2,667      5,334      8,001     10,668    13,335    16,002    18,669    21,336    24,003
                                         -------------------------------------------------------------------------------------------
Cum. Profit Split Payment (A-B if>0)         --         --         --         --        --        --       3,051     7,384    11,717
                                         -------------------------------------------------------------------------------------------
Landlord's Profit Split Payment          $   --     $   --     $   --     $   --    $   --    $   --    $  3,051  $  4,333  $  4,333
                                         ===========================================================================================

Total Payment to Landlord on Subleased Space
------------------------------------------------------------------------------------------------------------------------------------
Expansion Space Base Rent                $ 23,333     23,333     23,333     23,333    23,333    23,333    23,333    23,333    23,333

Landlord's Profit Split Payment              --         --         --         --        --        --       3,051     4,333     4,333
                                         -------------------------------------------------------------------------------------------
Total                                    $ 23,333   $ 23,333   $ 23,333   $ 23,333  $ 23,333  $ 23,333  $ 26,385  $ 27,666  $ 27,666
------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit G
                          Landlord's Personal Property
                                 August 16, 1996
--------------------------------------------------------------------------------

   ONCO     BIO      BIO
   TAG #   TAG #   LOCATION                          DESCRIPTION                                            COMMENTS
====================================================================================================================================
310002     10447     103     ETC - Sterilizer (42)                                                          good cond.
------------------------------------------------------------------------------------------------------------------------------------
                     104     Stainless Steel bench                                                          good cond.
------------------------------------------------------------------------------------------------------------------------------------
                     105     Restroom with locker bank, shower, sink, toilet
------------------------------------------------------------------------------------------------------------------------------------
                     107     Lab Bench                                                                      O.k.
------------------------------------------------------------------------------------------------------------------------------------
           10456     108     Hood Baker 6 ft NCB-5 EF-2                                                     Fair
------------------------------------------------------------------------------------------------------------------------------------
                     108     Stainless Steel lab benchy w/sink & wall mounted overhead cupboard             Good
------------------------------------------------------------------------------------------------------------------------------------
                     109     Stainless steel bench w/sink                                                   Good
------------------------------------------------------------------------------------------------------------------------------------
                     202     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310014     10091     203     Lyline Fume HD#1 (13)                                                          good cond.
------------------------------------------------------------------------------------------------------------------------------------
                     203     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     203     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     206     Stainless Steel sink bench                                                     Fair
------------------------------------------------------------------------------------------------------------------------------------
310018     10101     209     Van Wilson - Cold Room (21)                                                    broken door handle
------------------------------------------------------------------------------------------------------------------------------------
310555     10118     209     Lyline Fume Hood#2 (15)                                                        o.k.
------------------------------------------------------------------------------------------------------------------------------------
310624     10266     209     NorLake Walk-in Cold Room
------------------------------------------------------------------------------------------------------------------------------------
                     209     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     209     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     209     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     209     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     211     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310033     10139     216     Lyline-Fume Hood #3 (11)                                                       bad cond., got burned
------------------------------------------------------------------------------------------------------------------------------------
                     216     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     216     Stainless Steel sink bench                                                     Fair, stained
------------------------------------------------------------------------------------------------------------------------------------
                     217     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310040     10158     219     Van Wilson - Cold Room (31)                                                    off main hallway on 2
------------------------------------------------------------------------------------------------------------------------------------
                     220     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     220     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310050     10173     221     Baker-Hood SG600 (41)                                                          o.k.
------------------------------------------------------------------------------------------------------------------------------------
310046     10174     221     Baker Co. - 8 hoods See #310013                                                fume/UV hood
------------------------------------------------------------------------------------------------------------------------------------
                     221     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
311271     10283     222     Baker 6ft Hood                                                                 ok
------------------------------------------------------------------------------------------------------------------------------------
                     222     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
311303     10300     223     Baker 6ft Hood                                                                 ok
------------------------------------------------------------------------------------------------------------------------------------
310059     10237     224     Lyline Fume Hood #7 (21)                                                       dirty
------------------------------------------------------------------------------------------------------------------------------------
311231     10237     224     Lyline-Fume Hood #11 (14)                                                      o.k.
------------------------------------------------------------------------------------------------------------------------------------
311342     10238     224     Lyline-Fume Hood #11 (14)                                                      o.k.
------------------------------------------------------------------------------------------------------------------------------------
310056     10240     224     Lyline-Fume Hood #4 (31)                                                       dirty
------------------------------------------------------------------------------------------------------------------------------------
                     224     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     224     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     224     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     224     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     224     Stainless Steel sink bench                                                     Fair, may be non-func
------------------------------------------------------------------------------------------------------------------------------------
                     229     Stainless Steel sink bench                                                     Fair
------------------------------------------------------------------------------------------------------------------------------------
310089     10339     232     Lyline - Fume Hood #9 (11)                                                     o.k.
------------------------------------------------------------------------------------------------------------------------------------
310088     10398     232     Lyline - Fume Hood #8 (11)                                                     o.k.
------------------------------------------------------------------------------------------------------------------------------------
310090     10400     232     Lyline - Fume Hood #10 (14)                                                    bad cond.
------------------------------------------------------------------------------------------------------------------------------------
310091     10401     232     Lyline - Fume Hood #11 (14)                                                    o.k.
------------------------------------------------------------------------------------------------------------------------------------

                                    Exhibit G
                          Landlord's Personal Property
                                 August 16, 1996
--------------------------------------------------------------------------------

   ONCO     BIO      BIO
   TAG #   TAG #   LOCATION                          DESCRIPTION                                            COMMENTS
====================================================================================================================================
                     232     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     232     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     232     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     232     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     232     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     232     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     232     Stainless Steel sink bench                                                     Poor condition-stained
------------------------------------------------------------------------------------------------------------------------------------
310110     10377     234     Lyline Fume Hood #12 (13)                                                      exc. cond.
------------------------------------------------------------------------------------------------------------------------------------
                     234     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     234     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     234     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     234     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310122     10339     238     Lyline Fume Hood #13 (21)                                                      o.k.
------------------------------------------------------------------------------------------------------------------------------------
310130     13047     239     Lyline Fume Hood #14 (21)                                                      o.k.
------------------------------------------------------------------------------------------------------------------------------------
                     240     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     240     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     240     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310119               241     Baker Co. - 8 hoods See #310013                                                o.k. cond.
------------------------------------------------------------------------------------------------------------------------------------
                     241     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     241     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     241     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     241     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310143     10376     243     Van Wilson - Cold Room (61)                                                    o.k.
------------------------------------------------------------------------------------------------------------------------------------
                     243     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     243     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
311165     10349     244     NorLake Cold Room                                                              o.k.
------------------------------------------------------------------------------------------------------------------------------------
                     245     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310147     10190     246     Baker - Hood NCB-B4                                                            o.k.
------------------------------------------------------------------------------------------------------------------------------------
                     246     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     246     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
310691     10183     248     Verntron-GL Wash Acc (43)                                                      Glass wash accessories
------------------------------------------------------------------------------------------------------------------------------------
310158     10184     248     Vemitron GL Washer (43)                                                        o.k.
------------------------------------------------------------------------------------------------------------------------------------
310155     10187     248     ETC - Sterilizer (43)                                                          o.k.
------------------------------------------------------------------------------------------------------------------------------------
310156     10188     248     ETC - Sterilizer (43)                                                          o.k.
------------------------------------------------------------------------------------------------------------------------------------
310690     10189     248     Forma-Sci-Dryer (42)                                                           o.k.
------------------------------------------------------------------------------------------------------------------------------------
                     248     Stainless Steel sink bench                                                     Fair
------------------------------------------------------------------------------------------------------------------------------------
                     249     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     249     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     249     Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     106A    Short Stainless steel bench                                                    Door locked - good s
------------------------------------------------------------------------------------------------------------------------------------
                     242A    Stainless Steel sink bench                                                     Fair
------------------------------------------------------------------------------------------------------------------------------------
                     242A    Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------
                     242B    Lab Bench                                                                      Fair
------------------------------------------------------------------------------------------------------------------------------------

Report to Landlord

Necessary repairs to bring personal property to reasonably good working order:

1) Boiler number 1 has leaking steam tubes. Need to be replaced

2) Boiler number 2 has plugged bottom blow down line.

3) Boiler number 3 main steam stop valve leaks

4) Condensate return pump leaks and rotten pipes behind it leak

5) Major steam leak in the autoclave in the animal facility

6) Steam leak in the autoclave in the glass wash facility

7) Domestic hot water heater needs expansion valve to prevent overpressuring

8) See also attached Macdonald Miller report on Equipment for Biomembrane space.

MacDonald-Miller      7707 DETROIT AVE. S.W. SEATTLE, WA 98106
Service, Inc.                     (206) 767-7995
[Logo]                           FAX (206) 767-7648
       Providers of comprehensive HVAC services & maintenance since 1965
                     A MacDonald-Miller Industries Company

WORK ORDER NUMBER: AT 60802

ISSUE DATE: 8-13-96

Billed to
___________________________________
___________________________________
___________________________________

-------------------------------------------

Location

Pathogenesis Corporation
-----------------------------------
201 Elliot Ave N.
-----------------------------------
Seattle
-----------------------------------

-------------------------------------------

WORK AUTHORIZATION

NAME:______________________________
PHONE:_____________________________
P.O. NO.___________________________

-------------------------------------------

SERVICE REQUESTED:

Check equipment for Biomembrain space.

MAKE           MODEL NUMBER        SERIAL NUMBER       VOLTAGE

MAKE           MODEL NUMBER        SERIAL NUMBER       VOLTAGE

WORK PERFORMED:

     Checked air handler and exhaust fans, all appear to be operating normally. Checked circulating pumps, P17 has been shut off at MCC panel and tagged to leave off.

     Chilled water loop has no glycol in it and some of the pipe insulation on roof has fallen off.

     Air compressor alternator does not switch between compressor #1 and #2, compressor #2 has been set to run. Would need to trouble shot.

     Chiller #1 McQuay MN ALR050C SN 5RH0709900 circuit #2 is off on low pressure switch, all refrigerant has leaked out. Would need to pressure test system, repair leak and charge system. Both compressor contactors need to be replaced. Need to degrease compressors. Top off charge.


RECOMMENDATIONS:

See EWO 24195-24199

|_| PER PROPOSAL
|X| JOB COMPLETE
|_| JOB INCOMPLETE

TERMS: NET 30 DAYS / 1% WILL BE ADDED TO INVOICES OVER 30 DAYS PAST DUE

DATE         NAME          REG  O.T.          ACCOUNTING USE ONLY

8-13-96     Dave G.
--------------------------------------------------------------------------------

RECORD OF MATERIAL USED
--------------------------------------------------------------------------------
QTY       CODE           DESCRIPTION              PRICE          ACCTG.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

POUNDS    REFRIG
REGRIG     TYPE          RECOVERY UNIT CHARGE

                         RECOVERED/RECYCLED (CIRCLE ONE)

                         NEW REFRIGERANT USED

                         REFRIGERANT REMOVED FROM SITE


Important Notice: Thank You for this opportunity of serving you. Our Service Technicians are required to have you approve this work order. This is done to protect both you and the Service Technician. Please be sure to examine carefully material and labor statements before our Service Technician leaves your premises. If anything is unsatisfactory or not clearly understood, please phone our office immediately.

I find the time and material, as shown above, satisfactory and agree to pay for same upon presentation of invoice. If suit is required to collect this invoice, I agree to pay reasonable legal fees and costs.

MacDonald-Miller Service, Inc. warrants all labor in this service for 30 days.

SEE REVERSE SIDE FOR TERMS AND CONDITIONS.

THANK YOU

SIGN /s/ C. Tolleson

                              CUSTOMERS/SHOP COPY

MacDonald-Miller      7707 DETROIT AVE. S.W. SEATTLE, WA 98106
Service, Inc.                     (206) 767-7995
[Logo]                           FAX (206) 767-7648
       Providers of comprehensive HVAC services & maintenance since 1965
                     A MacDonald-Miller Industries Company

WORK ORDER: NUMBER AT 60802

ISSUE DATE: 8-13-96

Billed to
___________________________________
___________________________________
___________________________________

-------------------------------------------

Location

Pathogenesis Corporation
-----------------------------------
201 Elliot Ave N.
-----------------------------------
Seattle
-----------------------------------

-------------------------------------------

WORK AUTHORIZATION

NAME:______________________________
PHONE:_____________________________
P.O. NO.___________________________

-------------------------------------------

SERVICE REQUESTED:

MAKE           MODEL NUMBER        SERIAL NUMBER       VOLTAGE

MAKE           MODEL NUMBER        SERIAL NUMBER       VOLTAGE

WORK PERFORMED:

     Chiller #2 McQuay MN ALR115C SN 5RH0708400 circuit #2 has leak on liquid line service valve packing, valve should be replaced. Compressor #1 is missing suction service valve cap. Compressors need to be de-greased.

     Chiller #3 McQuay MN ALR115C SN 5RH0708600 need to replace compressor contactors. ACU-1 chilled water valve has packing leak. Valve has leaked a lot of water.

     Building has pneumatic controls, was not able to check control operation or calibration. Concern with all equipment is age, ten years old. Will require maintenance and repair on regular basis to keep running properly.


RECOMMENDATIONS:

|_| PER PROPOSAL
|X| JOB COMPLETE
|_| JOB INCOMPLETE

TERMS: NET 30 DAYS / 1% WILL BE ADDED TO INVOICES OVER 30 DAYS PAST DUE

DATE         NAME          REG  O.T.          ACCOUNTING USE ONLY


--------------------------------------------------------------------------------

RECORD OF MATERIAL USED
--------------------------------------------------------------------------------
QTY       CODE           DESCRIPTION              PRICE          ACCTG.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

POUNDS    REFRIG
REGRIG     TYPE          RECOVERY UNIT CHARGE

                         RECOVERED/RECYCLED (CIRCLE ONE)

                         NEW REFRIGERANT USED

                         REFRIGERANT REMOVED FROM SITE


Important Notice: Thank You for this opportunity of serving you. Our Service Technicians are required to have you approve this work order. This is done to protect both you and the Service Technician. Please be sure to examine carefully material and labor statements before our Service Technician leaves your premises. If anything is unsatisfactory or not clearly understood, please phone our office immediately.

I find the time and material, as shown above, satisfactory and agree to pay for same upon presentation of invoice. If suit is required to collect this invoice, I agree to pay reasonable legal fees and costs.

MacDonald-Miller Service, Inc. warrants all labor in this service for 30 days.

SEE REVERSE SIDE FOR TERMS AND CONDITIONS.

THANK YOU

SIGN /s/ C. Tolleson

                              CUSTOMERS/SHOP COPY

                               PathoGenesis, Inc.
                                   Schedule F
                         Personal Property Asset Listing

Num    Loc     Property Description                      Cost     Serial Number
--------------------------------------------------------------------------------
Group #410     Computer Equipment

   1      1   Beginning Balance                       2,198.69

   2      1   Printer, Laserjet                       2,188.95     JPBC026287

   4      1   Computer, 386                           2,729.28     MO22492014

   5      1   Printer                                 1,097.66     3208JL07H3

   7      1   Labor to Install                        2,800.00

   8      1   Battery Backup-UPS                         763.4

   9      1   Monitor                                   830.22     31K09160C

  10      1   Analyzer, Network                       1,509.39

  11      1   Computer, HP Desktop Portable             545.07

  12      1   Network Installation                    3,246.00

  13      1   Concentrator, Synoptics 3000N           1,664.75

  14      1   Enet Hose, 3-Model 3308A                3,263.08

  15      1   Printer, Laserjet 4M                    2,038.70     JPVK022346

  16      1   Enet, Model 3313A                       2,345.04

  17      1   Network Cards                             597.57

  18      1   Monitor                                   381.31

  19      1   Data Cartridge                            206.94

  20      1   Sparcstation                            9,374.38     30504330

  21      1   Monitor                                    444.7     30305277A988

  23      1   Monitor, Multisync                        819.99     33K17860C

  24      1   Monitor, Multisync                        768.11     33K17888C

  25      1   Monitor, Multisync                        768.11     33K17890C

  26      1   Software, Office for Windows x 3        1,246.46

  27      1   Upgrade, Compaq Prolinea x 3              468.85

  28      1   Computer, Compaq Prolinea               4,348.24     A311HET30944

  29      1   Printer, Laserjet 4M                    2,042.18     JPBGO23163

  30      1   Computer, Trion 386 x 2                 1,401.20

  31      1   Monitor, Trion                            291.06

  32      1   Host, Remote PC Anywhere                  114.05

  33      1   Jet Direct Card x 2                       852.37

  34      1   Backup UPS                                787.71

  35      1   Ethernet, Model 3313A                   2,335.57

  36      1   Tray, Legal Paper - S. Colwell             60.78

  37      1   Upgrade, Compaq Prolinea                  571.05

  38      1   Computer, Mac Centris                   3,454.27     SF2309NEWCN7

  39      1   Computer, Compaq Prolinea               3,709.51     A314HEV70807

  40      1   Accessories                             1,278.92

  41     226  Printer, Laserjet 4M                    2,039.46     JPBG024707

  42      1   Jet Direct Card                           429.41

  43      1   Computer, Trion 386                       704.81

  44      1   Modem, QBlazer x 2                        584.28

  45      1   Computer, Isis Mac                      4,878.59

  46      1   Computer, Compaq Prolinea 433           2,212.69     A307HCW80819

  47      1   Computer, Compaq Prolinea 433           2,212.69     A253HCW70487

  48      1   Backup System                           7,300.25

  49     223  Computer, Compaq Prolinea               3,713.93     A314HEV70597

  50      1   Computer, Mac Centris                   3,049.12     SF2324J5DCN7

                               PathoGenesis, Inc.
                                   Schedule F
                         Personal Property Asset Listing

Num    Loc     Property Description                      Cost     Serial Number
--------------------------------------------------------------------------------
  51      1   Concentrator, Mod 3394 Lattistalk       2,606.06

  52      1   Jet Direct Card                           429.41

  53    259   Computer, Mac Centris 650               3,938.48    F1322ADTOC3

  54      1   Computer, Mac Centris 650               4,046.68    F1322ADQOC3

  55      1   Server, MS Mail                              992

  56      1   Transceiver, Apple x 3                       386

  57      1   Computer, Compaq Prolinea               2,540.31    A318HER20106

  58    207   Computer, Compaq Prolinea               1,969.26    A318HER20111

  59      1   Computer, Compaq Prolinea               1,969.26    A318HER20113

  60      1   Monitor, Color                            360.66

  61      1   Printer, Laserjet                       2,035.04    JPBF059931

  62      1   Printer, Laserjet                       2,035.04    JPBH024614

  63      1   Printer, Laserjet 4L                      702.22

  64      1   Upgrades, 2 System                         192.6

  65      1   Ethernet Host Module                    1,015.73

  66      1   Upgrades, Compaq Prolinea x 6             947.17

  67      1   Printer, Epson LX-810                     195.32    44BO496302

  68      1   Computer, Compaq Prolinea               3,162.59

  69      l   Jet Direct Card x 2                       945.27

  70      1   Scanner, Color                          1,730.12    120890

  71      1   Hard Drive, 120 MB External                486.9

  72    224   Computer, Mac Centris                   3,537.06    XC332MVECD9

  73      1   Computer, Mac Quadra 650                3,537.06

  74      1   Microsoft SMTP Gateway                  3,787.00    MSFT068099126

  75      1   Hard Drive, 1900 MB SCSI                2,488.89

  76      1   Computer, Mac Color Classic             1,340.04    SSG32463BC2C

  77      1   Computer, Prolinea & Monitor            2,479.42    A322HER61368
                                                                  \1371

  78      1   CD Rom, External                          647.61

  79      1   Monitor, Multisync                        762.01    JC-1531VMA-2

  80    215   Computer, Compaq Prolinea               2,117.30    A326HER20523

  81    226   Computer, Compaq Prolinea               2,933.79    A330HER24365

  82      1   Monitor, Color 2                          876.48

  83      1   Digitizer                               1,620.00

  84      1   LaserGraphics                           7,135.80    63122

  85    223   Computer, Mac Color Classic             1,512.85    SSG316374C2C

  86      1   Modem, QBlazer                             430.9

 190      1   Computer, Compaq Prolinea & Monitor     2,069.65    A307HCW70841

 191      1   Computer, Compaq Prolinea & Monitor     2,134.72    A307HCW70781

 192      1   Sparcstation                           15,898.57

 193      1   Software, Chem Window - Todaro            485.93

 194      1   Novell NFS Gateway                      3,758.87

 195      1   Modem, QBlazer                            513.95

 200      1   Computer, Prolinea 486                  3,575.47    A314AG07007

 201      1   Computer, Compaq 486                    3,128.58    A344HHC4050

1000      1   Computer, 80486/50 Todaro               9,558.39    2238-0501

1001      1   Printer, Laserjet                       1,893.50    3207A40218

1002      1   Printer, Laserjet                       1,608.83    3203J64162

1003      1   Computer, 486                           5,058.35    2670

                               PathoGenesis, Inc.
                                   Schedule F
                         Personal Property Asset Listing

Num    Loc     Property Description                      Cost     Serial Number
--------------------------------------------------------------------------------
1005      1   Printer, Apple Personal LW              1,731.15    CA226E9%M2016G

1006      1   Computer, 386                           3,199.75    6218HBR31118

1007      1   Printer, Laserjet                       1,735.53    3221A12918

1010      1   Computer, Mac                           3,931.99    FT23066U716

1012      1   Computer, 486                           4,674.24    2716-1021

1014      1   Printer, Laserjet                       1,664.11    JPBJO18230

1015    226   Computer, Mac                           4,264.63    F2237MWN3B5

1016    240   Printer, Apple Personal LW              1,857.63    CA30VPT,
                                                                  %M201G G/A1

1017    215   Computer, Mac                           4,264.63    F2238J033B5

1018      1   Computer, 486                           4,630.96    2807

1019    218   Computer, MacIIVX - Baker               4,461.59    F2250J8G385

1020    103   Printer, Laserjet 4 - Acctng            1,480.46    USBB020200

1021    232   Computer, Compaq Prolinea-Burmer        3,948.08    A253HDV71595

1022    103   Computer, Compaq Prolinea-Shashi        3,863.22    A253HDV71616

1023      1   Computer, Compaq Prolinea               4,143.61    A246HDV30040

1024      1   Computer, Compaq Prolinea               4,143.61    A246HDV30874

1036      1   Computer, Prolinea - Duggan             4,292.07    A246HDV30710

1038      1   Computer, Prolinea - Wallace            7,636.54    6253HDT30111

1041    212   Computer, Apple Computer                7,730.90    F11457H8725

1060      1   Printer, Laserjet                       2,019.06    JPBJ050078

1061      1   Printer, Laserjet                       2,019.06    JPBK019702

1062      1   NetBlazer, PM-NS10-1E                   3,732.90

1063      1   Disk Drives, PM-E2000                   3,327.15

1064      1   Disk Drives, PM-E2000                   3,327.15

1065      1   Disk Drives, PM-E2000                   3,327.15

1073      1   Printer, Laserjet 4M                    2,047.82    JPBG024206

1074      1   Printer, Laserjet 4M                    2,039.46    JPBG024472

1182      1   Computer, Compaq Prolinea               4,197.50    A311HET31233

1192      1   Computer, Compaq Prolinea               1,242.83    A307HDU21019

1211      1   Computer, Compaq Prosignea & Netware   18,798.52    6305HDT60684

1212      1   Computer, Compaq Prolinea               1,244.30    A316HEP20062

1216    178   Computer, Compaq Prolinea               3,482.72    A305HDV31719

1217    206   Computer, Compaq Prolinea               2,375.64    A314HEV70759

1218      1   Computer, Compaq Prolinea               2,375.64    A314HEV70765

1235      1   Computer, Compaq Prolinea               2,375.64    A314HEV70771

1237    260   Computer, Compaq Prolinea               3,483.44    A305HDV31539

1240    215   Computer, Mac Centris                   3,794.89    SF2304JVWCN2

1241      1   Printer, Laserjet 4M                    2,063.98    JPBG022998

1242    224   Printer, Laserjet 4M                    2,047.44    JPBG023891

1243    226   Computer, Compaq Prolinea               3,709.51    A314HEV70808

1247    217   Computer, Mac Centris et al             3,054.27    SF2309N3CCN7

1248    217   Printer, Laserjet 4M                    2,038.70    JPBJ043732

1249      1   Computer, Mac Centris                   3,941.12    SF1319652CA8

1250      1   Computer, Compaq Prolinea               1,599.42    A318HER20204

1253    226   Printer, Phaser Color                   3,440.94    JPC3590

1279    181   Printer, Laserjet 4                     1,500.74    USBB086119

1289      1   Computer, Compaq Prolinea               1,242.83    A303HDU21191

1290      1   Computer, Compaq 425                    1,244.29    6318HEP21714

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
1291       1     Computer, Pro 4DX2                                         4,239.05     A352HHC70082
1292       1     Modem Satisfaxtion 400e                                      348.68
1293       1     Computer, Pro 4DX2                                         3,739.40     A402HHC70335
1294       1     Printer, Laserjet                                          2,425.52     JPBG099066
1295       1     Ethernet Host 3308A 10Baset                                1,072.82
1296       1     Computer, Pro 4s/25                                        1,341.13     S6408HFH21453
1297     236     Computer, Pro 4DX2                                         3,280.69     A410HHC51476
1298       1     Computer, Pro 4DX2                                         4,573.08     A408HHC50235
1299       1     Printer, Laserjet 4 w/card                                 1,968.16     JPBK121555
1300       1     Printer, Laserjet 4M w/card                                2,445.32     JPBG111457
1302     226     Computer, Mac Quadra 650                                   3,900.89     SFC4053P32D9
1303       1     Computer, Pro 486/33                                       2,435.58     S6411HER31117
1304       1     Computer, Pro 4DX2                                         2,089.18     S6414HHB51062
1305       1     Host, Synoptics                                            2,235.31
1306       1     Host Module, 3308A 10BT                                    2,216.53
1307       1     Printer, Laserjet/Bernoulli                                1,810.70     JPBK131671
1308       1     Monitor, Multlsync 4FGe                                    1,215.75     3X03660CA
1309       1     Computer, Mac PB180 4/120                                  2,931.45     SFC406SQ4441
1310       1     Computer, Pro 486                                          1,574.31     A408HER34531
1311       1     Powerport, Enet, 4MB Module                                  831.58
1312       1     Computer, Power Mac 7100/66                                4,279.60     SFC4190C22Q4
1313     224     Computer, Dell Dimension Pentium 90/XPS                    3,216.79     A/N 1456 S/N 3PQPB
1314       1     Computer, Toshiba T19S0CS 200MB                            3,575.02                  4438258
1315       1     Optical Drive, Pinnacle                                    3,805.79                110205208
1316       1     Concentrator, Ethernet 3000N                               1,730.12
1317       1     Printer, Laserjet 4M Plus                                  2,162.86     SJPFG002485
1318       1     JetDirect CRD Ehernet 10 Base-T                              322.44
1319       1     Printer, Laserjet 4M                                       2,155.15     SJPFG011021
1320     221     Computer, PRO 486DX2, 66                                   2,272.81     SG427HKD32600
1321     129     Printer, Laserjet 4                                        1,645.82     USBB142793
1322     179     Computer, PRO 486DX2,66                                    3,563.62     S6423HHC51232
1323     179     Printer, LaserJet                                          1,601.04     JPGJ001099
1324       1     Computer, Dimension Pentium 90/XPS                         4,416.73     3VWSY
1325       1     Computer, HP VL2E 486SX/25                                 1,024.86
1326       1     Computer, Concerto 486/25                                  1,697.27     7338HDX31309
1327       1     Computer, Prosig                                           2,000.33     6407HHS10624
1328       1     Monitor, Multisync 4FGe                                    1,215.75     3X03660CA
1329       1     Hard Drive 1.05GB x 2                                      2,233.25
1330       1     Upgrade, Memory 8MB, 16MB                                  1,315.71
1331       1     Monitor, Msync 4FGE, Keyboard, Software                    1,443.00                  8119770
1332     254     Computer, Quadra 650                                       2,861.89     SFC40406Y2D8
1333     204     Printer, Laserjet 4L                                       1,156.12     SUSBB940322
1334     222     Computer/Monitor, Pro/MSYNC 4FGE Monitor                   2,837.00     S6427HKB30161
1335       1     Computer/Monitor, Power Mac 7100/MSYNC 4FG                 4,538.51     SXC4406VR3WQ
1336       1     Printer, HP Jet Direct                                        378.7
1337       1     Monitor, MultiSync 4FGe                                      696.81     s4803469KA
1338       1     Computer, Demension Pentium 90XPS Dell                     4,351.82     4PSVQ
1339       1     Frame Relay Subsystem                                      1,167.48

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
1340       1     Multidrive 4 drive unit SCSI                               2,275.00
1341       1     Computer, HP VL2E                                          1,516.42     3428A03668
1342       1     Upgrade, Memory 32 MB RAM - 2 Simms                        1,630.58
1343       1     Hard Drive, 1 GB IDE                                       1,097.15
1344       1     Computer, Pro 486                                          1,574.31     A408HER34526
1345     226     Computer, PMAC 6100                                        2,758.02     SXC4406W73WQ
1346       1     Computer, Dimension Pentium 90/XPS                         4,946.92                    47789
1347       1     Computer, PMAC 6100                                        1,873.44     SXB440573WQ
1348     229     Computer, Dell Dimension Pentium 90/XPS                    2,920.33     3PQP8
1349       1     Upgrade, Memory 16 MB - Reynolds                           1,060.36
1350       1     Computer, Micron P90PCI w/15" Monitor                      4,501.40     Pat Nardella Clinica
1351       1     Printer, Laserjet 45IMX                                    4,651.84     SUSGB540865
1352       1     LanRover                                                   2,523.19     HE100914
1353     207     Printer, LaserJet 4+                                       1,586.75     JPGK042360
1354       1     Computer, Dell Pentium 90/XPS                              4,266.34     4P5VQ
1355       1     Computer, Dell Latitude XP i486 Notebook                   4,735.92     2QM62
1356       1     Computer, Dell Pentium 90.XPS                              3,157.29     4NFZX
1357       1     Panel Display Unit, Ovation + 842 Panel                    5,278.53
1358       1     Upgrade, 8MB Memory & Software                             1,363.60
1359       1     Printer, LaserJet 4+                                       1,586.75     JPGB000167
1360     177     Computer, Dell Latitude XP i486 100MHz                     4,526.01     2QQ8D
1361     228     Computer, Dimension Pentium 90/XPS                         3,157.29     4NFZT
1362       1     Computer/Monitor, HP v13, P90, w/NEC XE15                  3,547.64
1363       1     Printer, Laserjet 4M+                                      2,232.45     SJPGK125783
1364       1     Computer, Dimension Pentium 90 XPS                         3,087.17     4SLML
1365       1     Computer, Dimension Pentium 90 XPS                         2,832.69     4SVJC
1366     104     Monitor, NEC Msync 5FGE 17                                 1,137.99     NSN1
1367       1     Computer, Demension Pentium 90/XPS                         2,832.69     4SVLB
1368     105     Computer, HP VL3, P90                                      3,083.16     3516A00455
1369       1     Printer, LaserJet 4+                                       1,622.62     USFC264019
1370       1     Backup Tape Drive 70 Gbyte                                 5,405.54                 17000024
1371       1     Computer, HP 600 C                                         4,312.85     SUS51400794
1372       1     Computer, Dell Latitude XP 100Mhz                          4,328.01     2R733
1373       1     Computer, Dell Dimension Pentium 90/XPS                    3,216.79     A/N 1349 S/N 3VWSY
1562       1     Computer, Dell Pentium 12Oc/XPS Mini Tower                 3,908.05     5B9QR
1563       1     Computer, Dell Latitude XPi 75Mhz Pentium NB               3,809.73     4HHZP
1564       1     Computer, Dell invoice #060890837                          4,095.22
1577       1     Computer, Millenia Plus Series - Micron                    7,120.92
1578       1     Host Module, En Pointe Technologies                        1,088.49
1582       1     NetConnex Connector 4.0 - Worldtalk                        1,617.59
1583       1     ISIS - software installation                               1,400.00
3013       1     Computer, Dell Latitude XPi 75MHz                          4,033.71     4J7GR\3013
3014       1     Computer, Dell Dimension Pentium 12Oc/xps                  3,068.40     5LNTD\3014
3015       1     Computer, Dell Dimension Pentium 12Oc/xps                  3,068.40     5LNTN\3015
3016       1     Computer, Dell Dimension 5100T                             1,978.99     5R10V
3018       1     Computer, Dell Latitude XPi 75MHz Notebook                 4,052.10     4JS45
3019       1     Computer, Dell Dimension Pentium 12OC/XPS                  3,067.33     5T2V7
3022       1     Computer, Dell Dimension Pentium 12OC/XPS                  2,654.95     61W2W

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
3026       1     Computer, Dell Dimension Pentium 133C/XPS                  2,719.86     67V15
3027       1     Computer, Dell Dimension Pentium 133C/XPS                  2,719.86     67V1B
3033       1     Computer, Dell Latitude Notebook - Steve Bec               3,335.82     S1LYG
3034       1     Computer, ACD Data Station Server IRX-Towell               9,753.31
3036       1     Computer, Dell Latitude XPi 100 MHz Notebook               3,551.14     S1P6H
3037       1     Computer, Monitor(#3038) TRIPOS Indigo - Che              32,391.83
3039       1     Computer, Dell Dimension 133C/XPS Mini Tower               3,270.89     6LFT8
3040       1     Printer, HP LJ4Plus                                        1,298.02     JPGH094380
3041       1     Computer, Dell Dimension Pentium 133C/XPS                  3,030.68     6P6S1
3042       1     Computer, Dell Dimension Pentium 133C/XPS                  3,030.69     6P6RX
3043       1     Computer, Dell Dimension Pentium 133C/XPS                  2,662.81     6S1HN
3044       1     Firewall, TIS Gauntlet Internet V3.1                      17,853.00                     3044
3046       1     Computer, Dell Dimension 5133T                             2,847.67     6TYL6
3047       1     Computer, Dell Dimension 5133T                             2,847.68     6TYKW
3048       1     Computer, Dell Latitude XPi 100MHz                         4,417.27     SQ21G
3049       1     Computer, Dell Latitude XPI 100MHz                         4,417.26     SQ21H
3050       1     Monitor, Sony 15" CPD-15X1                                 3,466.73                    22375
3051       1     Monitor, Sony 15" CPD-15X1                                 3,321.74                     1532
                                                                        ------------
                 Total Computers                                          735,863.34
                                                                        ============

Group   #415     Software
 201       1     Software                                                   2,398.63
 202       1     Software                                                   4,927.32
 203       1     Software                                                  19,147.79
 204       1     Software                                                   2,119.64
 205       1     Software                                                   1,789.15
 206       1     Software ChemDraw Plus                                     2,105.00
 207       1     Software Microlink 2.0                                     1,352.50
 208       1     License for MAC Network Y3.12, Software                    5,047.42
 209       1     Software                                                   5,119.75
 210       1     Software                                                   3,296.26
 211       1     Software                                                   4,433.05
 212       1     Sequencher Software                                        2,221.00
 213       1     Sequencher Software                                        2,244.00
 214       1     Stock Option Software                                      7,000.00
 215       1     ISIS /Base/Draw - Win                                      3,084.78
                                                                        ------------
                 Total Software                                            66,286.29
                                                                        ============

Group   #420     Furniture
 204       1     Seattle Furniture                                        242,505.00
 206       1     Custom Laminate Tables                                       627.49
 207       1     Bookcase                                                     515.03
 208       1     Seattle Furniture                                            561.03
 209       1     Seattle Furniture                                          5,563.64
 210       1     Shelves, wall strips                                       3,188.68
 211       1     Tables, Shelves, File Drawer                               5,395.09

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
 212       1     Office Furniture                                           1,850.22
 213       1     Office Furniture                                          10,526.29
 214       1     Office Furniture                                          37,777.53
 215       1     Table                                                        737.38
 216       1     Office Furniture                                          75,031.55
 217       1     Office Furniture                                           3,498.00
 218       1     Office Furniture                                           3,562.00
 219       1     Office Furniture                                           5,125.43
 220       1     Office Furniture                                             373.29
 221       1     Office Furniture                                           4,567.31
 222       1     Office Furniture                                             363.55     Hag Balans Chair
 223       1     Office Furniture                                           2,770.18
 224       1     Office Furniture                                           1,034.78
 226       1     Office Furniture - Seattle                                    324.6
 227       1     Office Furniture - Seattle                                    966.6
 228       1     Office Furniture - Seattle                                   330.55
 229       1     Office Furniture - Seattle (Feischmann)                    3,459.15
 230       1     File Drawers (MBI)                                         5,332.10
 231       1     Chair, Lab (Baxter)                                        1,211.84
 232       1     Shelves - Storage and file drawers                         6,135.51
 233       1     Office Furniture - Seattle (Fleishmann)                   28,641.61
 234       1     Office Furniture - Seattle (MBJ)                          17,033.26
                                                                        ------------
                  Total Furniture                                         469,008.69
                                                                        ============

Group   #427     Art Work
                                                                        ------------
           1       Nancy Mee piece-In main lobby next to stairs            15,000.00
                                                                        ============

Group   #430     Office Equipment
 206       1     Office Equip - Seattle                                       597.45
 207       1     Telephones                                                55,849.73
 208       1     Copier                                                    16,394.97
 209       1     Fax Machine                                                4,108.90                    18461
 210       1     Fax Machine                                                1,027.85     SJPA4303064
 213       1     Office Equip - Seattle                                       558.75
 216       1     Office Equip - Legend MLX-10D/B Set                          941.34
 217       1     Telephones                                                 6,079.76
 218       1     Telephones                                                      875
 219       1     Telephones                                                      375
 220     173     Telephone, Conference Master TC-100AC                      1,547.26     DA28120
 221       1     Canon Fax L776                                             4,105.10     UBL49339
 222       1     Cannon Np 665011 SF Copier                                16,410.13     NBJ 01333
 223       1     Shredder                                                   1,585.69
 224       1     Mer Legend MLX 10D Telephone                                 755.35
 225       1     Copier Canon 6650, Fax Canon L775, Shredder                8,584.32     CWN00742,UBL02542,38

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
 226       1     Copier Canon 4050, Fax Canon L775, Shredder                6,432.84     NUD06465,UB711543,38
 227       1     Fax Machine, Brothers 2 @ $627.55 Costco                   1,255.11
                                                                          ----------
                 Total Office Equipment                                   127,484.55
                                                                          ==========

Group   #450     Lab Furniture
 209       1     Lab Benches, Chairs, Shelves, Counters                   481,793.29
 210       1     Lab Furniture                                              3,750.76
 211       1     Cabinet, Safety                                            1,577.00
 212       1     Cabinet, Safety Shelves                                    2,638.00
                                                                          ----------
                 Total Lab Furniture                                      489,759.05
                                                                          ==========

Group   #460     Generic Lab Equipment
  87     253     Centrifuge, High-speed                                    37,160.46     JB93C13
  88     224     Centrifuge, High Speed - asset# 88/3                       1,639.77     3B90008-1R
  89       1     Centrifuge, High Speed Upright                            29,289.87     XTV9318
  90       1     Centrifuge, High Speed Upright                            29,289.87
  91       1     Centrifuge, High Speed Upright                            29,289.87
  92       1     Freezer Racks Nitrogen                                     5,497.04
  93       1     Freezer Racks - 63                                         4,611.39
  94     220     Microplate Reader/washer                                  16,771.00     G3263
  95       1     Microscope, Dissecting                                     2,413.95
  96       1     Microscope, Fluorescent                                   18,114.93     11173-3
  97     204     Microscope, Inverted                                       4,843.06     10431-2
  98       1     Thermal Cycler                                             3,150.67     6.6993E+11
  99       1     Thermal Cycler                                             3,150.67     6.6993E+11
 100       1     Thermal Cycler                                             3,150.67     6.69921E+11
 101       1     Pourer, Petri Dish                                         1,618.70                      323
 102     132     Pump, Vacuum 2 Stage                                       1,294.07                    77572
 103     132     Refrigerator, Chromatography                               4,391.72
 104     253     SpeedVac                                                   4,719.75     3F250202
 105     215     Thermal Cycler                                             3,143.21              66993066623
 106       1     Refrigerator, 14-20 CF                                     9,229.46
 107       1     Freezer,x2-6.1                                             1,244.30
 108     204     Freezer 19 Cu Ft                                             518.28
 109     207     Freezer 19 Cu Ft                                             518.28
 110     242     Freezer 19 Cu Ft                                             518.28
 111     231     Freezer 19 Cu Ft                                             518.28
 112       1     Pulser & Controllers, x 3                                  1,553.48
 113       1     Pulser, Gene                                               3,343.23     145br4048
 114       1     Incubator, C02                                             1,592.70
 115       1     Pulser, Gene Cap Extender                                  1,040.68
 116       1     Incubator 1095FT3                                          2,313.32
 117     255     Shaker Environmental                                       7,841.47                  6930127
 118       1     Centrifuge, High Speed                                     1,084.09     3E20013-1R

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
 119       1     Transport (Spectrophotometer)                              2,125.72
 120       1     Holder, Unheated Micro                                       796.35
 121       1     Holder, Unheated Auto                                        709.79
 122       1     Adapters                                                      57.13
 123       1     Rotor, JA-17                                               2,824.74
 124       1     Tube Topper                                                  190.43
 125       1     Rotor, JA-20                                               2,423.68
 126       1     Autosampler, Variable                                      7,113.89
 127       1     Heater, Column Compartment                                   969.47
 128       1     Rotor, SW-55T1                                             9,200.54
 129       1     Adapters x 4                                               1,058.66
 130       1     Centrifuge, GS-6                                           6,228.50
 131       1     Rotor, GA-24 Angle                                         1,246.46
 132       1     Rotor, GH3.8                                               1,999.54
 133       1     Adapters                                                      77.04
 134       1     Canister Kit                                                 735.76
 135       1     Tube Racks x 2                                               398.18
 136       1     Pulser, Gene                                               3,267.53     154BR4277
 137       1     Pulse Controller                                              724.4
 138       1     Econo System, Automated                                   10,893.86     700BR05614
 139       1     Pump, Prep Cell                                            3,131.15
 140       1     Pulser, Gene                                               3,337.82     154BR4253
 141       1     Power Supply 1000/500                                      1,276.06     214BR12994
 142       1     Speedvac                                                   1,898.57     3E20013-1R
 143       1     Pump, Gel                                                  1,958.42
 144       1     Speedvac Integrated                                        8,526.87     3I400180-IC
 145       1     Rotor for flasks                                             688.42
 146       1     Flasks, 50ml x 2 sets                                        252.25
 147     231     Drying System, Gel                                         3,205.63     SGD 4050-31360248-1H
 148       1     Holds, Rotor x 2                                             903.89
 149       1     Rotors, High Speed x2                                        902.78
 150     215     Shaker, Incubator                                          5,809.26
 151     232     Spectrophotometer                                          2,807.80
 152       1     Power Supply 3000                                          2,284.94                     1746
 153       1     Thermoplate, STS 45 x 3                                    2,974.71
 154       1     Glass Plates x 6                                             238.69
 155       1     Incubator, Roll-in                                         3,935.13     DR 975
 156       1     Base & 3 Decks                                             2,397.97     GB-166
 157     205     Cytospin 3                                                 5,463.39     MA382607T
 158       1     Ultrasonic Processor                                       3,486.46                    18619
 159       1     Horn Clipper & tips                                        1,136.10
 160       1     Glass cup Horn                                               968.39
 161       1     Thermal Cycler, DNA                                        3,787.00               6658812081
 162       1     Thermal Cycler, DNA                                        3,787.00     6.6993E+11
 163     204     Balance, Analytical                                        5,072.15                  2108248
 164       1     Incubator, Imperial III                                    1,605.69     0993-1656
 165       1     Centriflige, High Speed - asset# 88/3                      1,639.77     3E2013-1R
 166       1     Refrigerator, Chromatography                               4,571.46     V11C-145087-VC

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
 167       1     Shaker Utility                                             1,572.15
 168       1     Anesthesia System                                          4,100.35     001792F
 169       1     Gel Dryer, Air                                             1,213.33     93-1096-H
 170       1     Power Supply 3000                                          1,828.66                     1115
 171       1     Fraction Collector                                         1,585.77     FC2036
 172       1     Autoclave ES 315                                           5,404.59                   808080
 173       1     Bucket, 325K x 2                                              486.9
 174       1     Centrifuge, Micro                                          1,876.24                   187730
 175       1     Econo System                                               7,702.55     700BR0S292
 176     215     Centrifuge, High Speed - asset# 88/3                       1,639.77     3B90007-1R
 177     213     Pump, Vacuum 2 Stage                                       1,294.07                    77580
 178     132     Pump, Vacuum 2 Stage                                       1,294.07                    77592
 179     132     Pump, Vacuum 2 Stage                                       1,294.07                    77593
 180     132     Pump, Vacuum 2 Stage                                       1,294.07                    77676
 181       1     Thermal Cycler                                             3,143.21     6.6993E+11
 182       1     Thermal Cycler                                             3,143.21     6.6993E+11
 183       1     Power Supply 3000                                          2,284.94                     1747
 184       1     Centrifuge, Micro                                          1,876.24                   187730
 188     231     Power Supply 1000/500                                      1,257.56                    12667
 189       1     Power Supply 1000/500                                      1,257.56                    12657
 196       1     Hoods, Delivery of-Nuaire                                  3,500.00
 197       1     Incubator, Installation of                                 1,078.75
 210       1     Bath Circulator, Refrigerated                              3,068.55                    30303
 211       1     Refrigerator, Chromatography                               4,836.26     001C-133234-0C
 212       1     Centrifuge, Micromax                                       1,006.26                 24980904
 213       1     Centrifuge, Micromax                                       1,006.26
 214       1     Centrifuge, Micromax                                       1,006.26                 24982261
1037     242     Laminar Flow Hood                                          5,797.77                    26510
1042     242     Laminar Flow Hood                                          5,797.77                    26530
1043     204     Laminar Flow Hood                                          5,797.77                    26518
1044     204     Laminar Flow Hood                                          5,797.77                    26527
1045     203     Laminar Flow Hood                                          5,797.77                    26534
1046     203     Laminar Flow Hood                                          5,797.77                    26499
1047     205     Laminar Flow Hood                                          5,797.77                    26517
1048     132     Laminar Flow Hood                                          5,797.77                    26548
1049     132     Laminar Flow Hood                                          5,797.77                    26516
1050     132     Laminar Flow Hood                                          5,797.77                    26544
1051     132     Laminar Flow Hood                                          5,797.77                    26545
1052     132     Laminar Flow Hood                                          5,797.77                    26546
1053     132     Laminar Flow Hood                                          5,797.77                    26547
1054     124     Laminar Flow Hood                                          5,797.77                    26535
1067     212     Centrifuge, Table-top                                      9,092.87     gr93a26
1068     132     Centrifuge, Table-top                                      9,092.87     gr93a24
1069     206     Freezer, Nitrogen                                         11,807.34     jia92h111
1070     211     Incubator, Bacterial                                       1,244.03     1192-0731
1091     231     Power Supply 1000/500                                      1,268.12                    12667
1092     231     Power Supply 1000/500                                      1,268.12                    12657
1096     203     Incubator, Tissue Culture                                  7,342.45     16c-134110

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
------------------------------------------------------------------------------------------------------------------
1097     132     Incubator, Tissue Culture                                  7,342.45     15c-134024
1098     204     Incubator, Tissue Culture                                  7,342.45     16c-134111
1099     203     Incubator, Tissue Culture                                  7,342.45     15c-134025
1102     220     Incubator, Hybridization                                   3,475.39                    32729
1104     214     Balance, Analytical                                        1,592.71                 21203366
1108     205     pH Meter                                                   1,173.53                     5401
1109     212     Polarimeter                                               30,044.79                     5981
1110     253     Spectrophotometer                                         10,499.33                  4315452
1112     212     Refrigerator, Explosion proof                              1,641.40                   134151
1113     214     Refrigerator, Explosion proof                              1,641.40                   134152
1114     214     Balance, Top-loading                                       2,462.63                 10403782
1115     231     Power Supply 3000                                          2,560.77                     1702
1116     214     Melting Point Apparatus                                    1,832.91                     4678
1119     2l2     Ozone Generator                                            6,696.73                     3290
1120     231     Power Supply 3000                                          2,560.77                     1704
1121       1     Power Supply 3000                                          2,560.77                     1708
1122     231     Power Supply 3000                                          2,560.77                     1701
1123       1     Power Supply 3000                                          2,560.77                     1703
1125       1     Transilluminator, U.V. w/Camera                            1,770.33     95-01784-04
1129     207     Centrifuge, Ultra                                         66,846.82     x93b913
1135     231     Incubator, Hybridization                                   3,475.39                    32048
1136     231     Centrifuge, Table-top                                      9,092.87     gr93a33
1137     214     Rotary Evaporator                                          1,801.81                   220027
1138     162     Freezer, Chest -80                                         6,598.84     003c-133370-0c
1139     204     Freezer, Chest -80                                         6,598.84     003c-133369-0c
1140     253     Freezer, Chest -80                                         7,018.59     003c-133367-0
1142     214     Rotary Evaporator                                          1,801.81                   220036
1143     216     Rotary Evaporator                                          1,801.81                   220022
1144     214     Rotary Evaporator                                          1,801.81                   220029
1148     227     SpeedVac                                                   4,719.75     90053-16
1149     231     Gel Drying System                                          2,827.22     90070-1f
1150     231     Gel Drying System                                          2,827.22     90068-1f
1159     253     Scintillation Counter                                     21,483.97                  7066111
1160     227     Centrifuge, Table-top                                      9,092.87     gr3a29
1161     255     Centrifuge, Table-top                                      9,092.87     93a35
1162     204     Centrifuge, Table-top                                      9,092.87     gr93a22
1164     212     Fraction Collector                                         2,832.27     179b3b061
1165     212     Fraction Collector                                         2,832.27     179b3b059
1166     231     Spectrophotometer                                         10,499.33                  4315451
1170     227     pH Meter                                                   1,173.53                     6105
1171       1     Balance, Analytical                                        1,592.71                 20502480
1172       1     Balance, Top-loading                                       2,462.63                 10403778
1173     253     Shaker, Environmental                                      3,435.35     193-0357
1207     211     Microtome                                                  5,941.26                 19860829
1220     132     Incubator, Bacterial                                       1,244.03     1192-0722
1221       1     Freezer, Ultima                                            7,018.60     003c-133368-0c
1223     132     Microscope, Upright                                        4,674.33     17195-1
1225     132     Centrifuge, Ultra                                         66,846.82     X936910

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
1227     227     Fluorometer, DNA                                           2,744.28     96-1237
1229     231     Incubator, Baterial                                        1,244.03     1192-0725
1230     232     Transilluminator, w/Camera                                 1,770.33
1231     231     Gel Drying System                                          2,827.22     sgd40503f2901-65-1h
1233     225     Thermal Cycler                                             4,910.48     P15906
1244     207     Freezer, Nitrogen                                         11,807.34     jia92j107
1245     207     Microscope, Upright                                        4,674.33     17435-1
1246     242     Incubator, Bacterial                                       1,244.03     1192-0728
1261       1     HPLC                                                      28,618.53                  1233888
1263     253     HPLC                                                      28,618.53                  1233885
1264     242     Incubator, Bacterial                                       1,244.03     1192-0723
1267     220     Environmental Shaker                                       3,435.35     193-0248
1276       1     Ultrasonic Processor                                       4,455.82                    18084
1280     205     Balance, Top-loading                                       1,276.76                 20402979
1284     231     Thermal Cycler                                             4,910.48
1291     231     Thermal Cycler                                             4,910.48     P12269
1292       1     Thermal Cycler                                             4,910.48     P15897
1293       1     Incubator                                                  2,722.31
1294     203     Microscope, Photo Inverted                                 4,593.09                   205043
1295       1     Microscope, Photo                                          7,728.73                   339531
1296     223     Incubator                                                  1,604.38     1093-4932
1297       1     Fluorometer, DNA                                           2,165.84     98-1407
1298     212     Hydrogenation Apparatus                                    2,498.44                     1293
1299     206     Lyophilizer                                                9,034.70                   206211
1300       1     Lyophilizer 18 Port                                        1,383.88
1301       1     Hood, Table Top Laminar Flow                               1,740.92
1302       1     Freezer, Controlled Temp                                   3,058.88
1303       1     Reticle, 10mm                                                 68.17
1304       1     Pipettor, Electrapette Programmable                        2,132.08     A00050550
1305       1     Technomouse                                               10,814.59     1882736-5723
1306       1     Microscope, Photo                                          7,728.73                   339531
1307       1     Compressor                                                 2,159.91     03-02-94 74441
1308       1     Pipettor, Electrapette Programmable                        2,132.08     A00050554
1309       1     Pump, Vane Vacuum                                          1,238.90
1310       1     Power Supply 500VDC                                        1,084.24     94-1093
1312       1     Spectrophotometer, Visible                                 2,867.30               3155209002
1313       1     Incubator Model 3025T                                      4,993.32
1314       1     Heater, Dri-Block                                          1,139.35                  3723214
1315       1     Shaker, Incubator Model #2200                              1,082.00                 22001181
1316       1     Centrifuge, Micromax w/rotors                              2,740.71                 24980905
1317       1     Autosampler                                               12,049.02     163-1389
1318       1     Heater/Oven, Column                                        1,488.83
1319       1     Fraction Collectors                                        1,902.16
1320     204     Balance, Top Loading                                       2,100.17                 31215354
1321     209     Incubator                                                  1,834.00     9308-006
1322       1     Incubator Model 6LM Digital                                2,591.40     9403-003
1323       1     Pipettor, 12 Channel                                       1,034.67                   931096
1324       1     Chamber, Exposure                                          8,984.39

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
1325       1     Hood, Table Top Laminar Flow                               7,999.90
1326       1     Incubator, Double C02                                      3,842.18
1327       1     Heater/Oven, Column                                        1,492.21
1328       1     Thermocycler, PE9600                                      11,206.36     P6862
1329       1     Balance Capacity 610G                                      1,086.87
1330     204     Microscope, Tissue Culture                                 3,430.25                   211731
1331       1     Balance, Capacity 310G                                     1,406.60
1332       1     Cabinet, Biological Safety                                 6,588.63     58670ABS
1333       1     Recirculator, Polar Bear                                   2,867.05              41592391001
1334     207     Autoplate, 3000                                            2,881.92     AP01-00318
1335       1     CASBA II Laser Scanner                                     2,078.37
1336       1     Image Analysis System                                     55,227.97     1807T, AN 1403, 1392
1337     231     Thermalcycler, PE480                                       5,452.66     P10990
1338       1     Omnislide                                                 12,180.62                      311
1339       1     Ultrasphere ODS Column, x 2                                1,049.54     4UE1556, 4UE1553
1340       1     Thermocycler, PE9600                                      11,206.36     P6864
1341       l     Sequencer,DNA                                            119,320.00     94041824S
1342       1     Thermocycler, PE9600                                      11,206.36     P6874
1343       1     Probe, Solids for XSQ 7000                                 9,763.69
1344       1     Luminometer w/Injectors                                   23,191.41                   402472
1345       1     Chamber, Temperature for Incubator                         1,844.77
1346       1     Injector                                                   1,317.69
1347       1     Hood, Laminar flow - Animal Facility                         756.59
1348     224     Thermocycler P480                                          4,667.60
1349       1     Thermocycler P480                                          4,667.60     P16912
1350     225     Thermocycler P480                                          6,445.73     P30275
1351     225     Thermocycler P480                                          6,445.73     P30279
1352       1     Electrophoresis Unit                                       2,192.13
1353     162     Microtome/Cryostat                                         2,995.25                  3398631
1355       1     Hybridizer Tubes & Adaptors                                  247.45
1356       1     Bus Sat/In Module                                          2,116.13
1357       1     Freezer, Cryo Ultra Low (-86 to -50 C)                     6,919.40
1358       1     Incubator, Precision Scientific                            1,498.58
1359       1     Autoplate 3000                                            14,835.30     AP01-00318
1360       1     CASBA II                                                  16,614.11                      476
1361       1     Microscopy System w/Video Camera                          29,868.07
1362     207     Incubator, C02                                             4,058.58     37298-00236
1363     217     Rotary Evaporator                                          2,884.89     R-114C, 10007814
1364       1     Incubator, Microprobe                                      1,255.14
1365       1     Beadbeater, Mini -8                                        1,083.10
1366     224     Freezer, Cryo 17.2 cu ft                                   6,708.40
1367       1     Freezer, Ultima                                            9,753.15
1368       1     Printer, Video for Nikon Labophot 2A                       2,894.35
1369       1     Balance, Top Loading                                       1,460.70                 40805157
1370       1     Stainer, Slide w/ Hood                                    16,013.60                940700592
1371       1     Mixer Model 5436                                           2,741.89     5436B05819
1372       1     Luminometer Automatic w/ injector                         26,501.48
1373       1     HPLC Gradient Sovent Delivery Module                      13,653.25     514-1001

                               PathoGenesis, Inc.
                                   Schedule F
                        Personal Property Asset Listing

Num Loc          Property Description                                       Cost         Serial Number
-------------------------------------------------------------------------------------------------------------
1374       1     Mill, Model ED-5                                           7,561.51
1375       1     Stainer, Automated Cell System                            21,640.00                    53546
1376       1     Electron Multiplier                                        1,560.24
1377       1     Hood, Luminometer                                          1,325.45
1378       1     Rotary Evaporator                                          3,857.33                 10006178
1379       1     Hood Modification                                             324.6
1380       1     Rotary Evaporator                                          3,857.34                 10014760
1381       1     Heater, Steele Column                                        886.16
1382       1     HPLC, Computer, SysSuit/Validation 2020                    5,359.96
1383       1     HPLC, Multisolvent Delivery System 600E                  15,799.66
1384       1     HPLC, Mill 2020 Novell 4 User Sys                         21,059.77
1385       1     HPLC, 2020 Client A/O for Novell                           3,265.08
1386       1     Autosampler, 717 Plus                                     10,878.16
1387       1     HPLC, Custom Novell Server                                10,429.24
1388       1     Detector, Beckman 168                                      9,318.73     479-0293
1389       1     Mixer, Model 5436                                          2,423.68     5436B05532
1390     224     Thermocyler, PE480                                         5,452.66     P10773
1391       1     Detector, UV Visable                                       7,129.56
1392       1     Freezer 2l.2 Cu Ft                                         1,748.51
1393       1     Planapochromat                                             3,007.96
1394       1     Hood Ventilation Box                                       1,604.70
1395       1     Holder, Vial                                               1,623.00
1396       1     Stretch liner upgrade for DNA Sequencer                   16,291.67
1397       1     Mixer, Model 5436                                          2,423.68     5436B05785
1398       1     Cabinet, Biological Safety - Nuaire                        6,482.26     63172ACR
1399       1     Cabinet, Biological Safety - Forma Scientifi               8,378.93
1401       1     Cabinet, Biological Safety - Moving incl 139                 506.25
1402     232     Thermocycler, PE480                                        5,452.66     P10772
1403       1     Rotary Evaporator                                          3,857.33                 10007813
1404       1     HPLC, Multisolvent Delivery System 600E                   15,799.66
1405       1     Autosampler, 717 Plus                                     10,878.16
1406       1     Detector, UV Visible                                       7,129.56
1407       1     Cabinet, Biological Safety- Install incl 139                  583.2
1408       1     Vial Holder - Reaction Block                               3,769.70
1409       1     Vial Holder - Machining Modifications                      1,190.20
1410       1     Vial Holder - Modifications                                1,970.37
1411       1     Hybridizer, HB-1                                           3,191.90
1579       1     Circulator, Low temp bath                                  3,434.00
1580       1     Vial Holder - Modifications                                1,790.92
1581       1     Robotic System - Parts                                       442.28
1582       1     Lab Equipment - Batch Purchase (Oncomembrane              12,178.03     1589 - 1609
3002       1     Robotic Workstation & Computer (Bohdan)                   71,350.96     3001 & 3002
3007       1     Rotor - Arquele Stainless Steel W/ Magnet                  6,048.26     6F2702/18-1G
3011     162     Freezer, Lab 21.2 Cu Ft                                    1,058.63     X27E222338YE\3011
3012       8     Freezer, Lab 21.2 Cu Ft                                      792.63     X27E222337YE\3012
3017       1     Fast Prep System - Bio 101 Inc.                            2,230.00     5I370156-1
3020       1     Molecular Imager - Bio-Rad                                48,417.35
3021       1     Turbovap workstation, Zymark                               7,446.65     T89602N6601

                               PathoGenesis, Inc.
                                   Sebedule F
                         Personal Property Asset Listing

Num    Loc      Property Description                                              Cost    Serial Number
--------------------------------------------------------------------------------------------------------------
3023          1 Incubator, General Purpose Model 70096015473                     1,557.40 41925
3024          1 Pump, Alcatel Mechanical                                         1,202.37 258785
3028          1 Shaking Machine                                                  1,562.48 VHJ240039
3030          1 Freezer 21 CF                                                      619.57 WB60804745
3031          1 Refrigerator 18.5 CF                                               633.51 10209885MY
3032          1 Autoplate 4000, Scanner, Micron P100 computer                   31,258.98 C40696-219,587955-00
                                                                            -------------
                  Total Lab Equipment                                        2,051,735.18
                                                                            =============
Group  #461     Small Equipment
213           1 Small Equipment                                                 28,818.50
214           1 Small Equipment                                                 16,472.07
215           1 Small Equipment                                                 11,798.48
216           1 Small Equipment                                                    893.96
217           1 Small Equipment                                                    221.81
218           1 Hood - 24x24x30 Inch TT Unit                                     5,410.00
219           1 Centrifuge, Eppendorf w/Rotor                                    3,132.40 5416-B-00597
                                                                            -------------
                  Total Small Equipment                                         66,747.22
                                                                            =============
Group  #462     Specialized Lab Equipment
 177          1 Cytometer, Flow Facsort                                        140,376.14 B0256
 178        253 Sequencer, Protein System                                      104,477.59 308017
 179          1 Mask, Air MMR                                                    2,126.83 260794
 180        119 NMR, QE Plus Magnet System                                     146,611.00 LFK1346
 181          1 Mask, Air MMR                                                    2,126.83 260901
 182          1 Mask, Air MMR                                                    2,126.83
 217          1 Tools for Spectrometer & MMR                                       473.54
1093        211 Dispenser, BioMek Bulk                                           4,674.24 1615
1094        211 Biomek mp200                                                     2,787.23 1961
1095        207 Robot, BioMek                                                   42,797.41 bmc9306
1111        253 Synthesizer, DNA                                                45,444.00 93011225j
1126        211 Sequencer, DNA                                                 119,505.82 9212914
1262        253 Capillary Electrophoresis                                       60,938.94 PB3C18
1263        207 Luminometer, Microplate                                         27,758.44 LB96-1076
1264        210 Spectrometer, Mass                                             201,104.93 TS 000826
1265          1 Ionization, Atmospheric                                         32,812.60 TSQ-700
1266          1 Chromatograph, Liquid                                            3,990.02 LDC4100MSLC
1267          1 Autosampler, Variable                                           10,605.01 AS3000
1268          1 Ionization, Atmospheric                                         32,812.60 TSQ-710
1269          1 Storage Racks, Freezer                                           1,226.80
1273          1 Phosphorimager - Hardware & Software MAC 610                     3,005.80
                                                                            -------------
                  Total Specialized Lab Equipment                              987,782.60
                                                                            =============

                               PathoGenesis, Inc.
                                   Schedule F
                         Personal Property Asset Listing

Num    Loc      Property Description                                              Cost    Serial Number
--------------------------------------------------------------------------------------------------------------
Group  #464     Specialized Lab Equipment
 179          1 Refrigerated Walk-in Cold Room                                  21,681.00
 180          1 Refrigerated Walk-in Cold Room                                  21,681.00
 181          1 Autoclave, Pass-thru                                            62,581.80 R813489201
 182          l Hoods & Distillation Racks                                       5,646.67
 183          1 Garbage Disposal Unit                                            3,851.20 9101497A
 184          1 Manifold, Gas Tank                                               3,873.76
 185          1 Cage Washer                                                     37,171.03 93-6503
 186        205 Water System                                                    29,466.36 F2PM74971G
 187        136 Cages, Animal                                                   16,978.46 M046488G9317
 188        136 Cages, Animal                                                   16,978.46 MO534409301
 189        136 Cages, Animal                                                   16,978.46 MO534409302
 198          1 Technical Support                                                8,030.00
 199          1 Installation of Equipment                                       14,632.97
1025        2l4 Fume Hood                                                        5,961.28
1026        212 Fume Hood                                                        5,961.29
1027        242 Fume Hood                                                        5,961.27
1028        216 Fume Hood                                                        5,961.28
1029        213 Fume Hood                                                        5,961.27
1030        214 Fume Hood                                                        5,961.28
1031        214 Fume Hood                                                        5,961.27
1032        214 Fume Hood                                                        5,961.28
1033        214 Fume Hood                                                        5,961.27
1034        227 Fume Hood                                                        5,961.28
1035        214 Fume Hood                                                        5,961.27
1036          1 Fume Hood                                                        1,991.96
1055          1 Ice Machine                                                      2,142.85 kc2731
1056        226 Ice Machine                                                      2,542.70 gc0293
1057        205 Refrigerator, Pass-thru                                          5,439.47 Y12B-128470-YB
1066          1 Developer, Film                                                  5,437.05 4107367
1197        130 Autoclave                                                       53,998.29 0134292-02
1198        130 Autoclave                                                       28,159.05 0135492-02
1285        130 Drier/Oven, Sterilizer                                          13,372.43
1286          1 Washer, Glass                                                   30,488.60
1287          1 Hood, Fume Systems                                              11,769.30
1288          1 Hood, Fume Systems                                                 333.73
1289          1 Caging Equipment                                                 9,746.28
1290          1 Cages                                                           14,817.99
1291          1 Caging Equipment                                                13,237.90
1292          1 Caging Equipment                                                 1,874.89
1293          1 Caging Equipment                                                 2,831.47
1294          1 Cage, Metabolic w/Racks                                          3,374.44
1295          1 Cabinet, Tall Storage                                            1,233.48
1296          1 Hoods, Certification of Hoods/Installation                       1,761.58
                                                                            -------------
                  Total Specialized Lab Equipment                              529,678.67
                                                                            =============

                                                                            -------------
                Grand Total                                                  5,539,345.59
                                                                            =============

                            PathoGenesis Corporation
                             Oncomembrane Equipment

                      NEW        NEW
SERVICE     ONCO     PATHO       ONCO        BIO      BIO                                                Patho
DATE        TAG #    TAG #       TAG #      TAG #   LOCATION    DESCRIPTION                            Purchase
---------------------------------------------------------------------------------------------------------------
Dec-86      310044    1589                  10172     221     Ameri Sci-CO2 Incubator (41)               500
11/90       310327    1606                            120     Baxter-Fume Absorber (26)                  232
12/86       310654  1597/1598               10340     241     Turner Flourometer                         525
9/87                  1608                            102     Lab Prod-Cage Racks (42)                   959
9/87                  1607                            104     Lab Prod-Cage Racks (42)                   959
1/87                  1605                                    North Steel Cabinet (52)                   259
1/87                  1604                                    North Steel Cabinet (52)                   188
1/87                  1603                                    North Steel Cabinet (52)                   259
1/87                  1602                            240     North Steel Cabinet (52)                   259
12/86       311307    1590                  10296     247     Ameri Sci-CO2 Incubator (41)               500
            310657  Unmarked                10333     241     Bio-Rad power supply                        75
            310661    1599                            240     Analytic Balance                           400

                                                                                                  ----------
                                                                                                       5,115
                                                                                                  ----------

May-87      310001    1609                  10451     232     Curt Math-Refrig explosion proof (42)      114
Dec-86      310079    1582      311214      10211     227     Amer-Sci-30C50CFU Freezer (11)             325
Dec-86      310080    1581      311215      10212     227     Amer-Sci-30C50CU Freezer (31)              326
Dec-86      310081    1580      311216      10213     227     Amer-Sci-30C50CU Freezer (14)              325
11/87       310146    1594      311159      10195     245     Hussman sliding door refrig. (31)          194
12/86       310152    1601                  10179     247     Ameri Sci-90C Freezer (41)                 475
12/86       310154    1593                  10181     247     Amer-Sci-30C50CFU Freezer (11)             326
                      1585                  10268     222     Slide Door Refr                            358
12/86       310704    1584      311266      10411     223     Amer-Sci-Slide Door Refr (11)              358
12/86       310139    1592      311282      10288     240     Ameri Sci-30C23CU Freezer (15)             280
12/86       310191    1587      311294      10306     251     Amer-Sci-30C50CFU Freezer (11)             361
12/86       310622    1583      311220      10209     227     Hussman-Refrigerator (41)                  205
12/86       310650    1596                  10322     237     Hussman-Refrigerator (41)                  205
5/87        310653    1600                  10338     238     Amer Sci-Freezer (21)                      160
12/86       310702  1586/1591   311260      10401     249     Hussman-Refrigerator (41)                  205
12/87       310621  Unmarked                          249     Hussman-Refrigerator (41)                  256
Dec-86              Unmarked                10214             Amer. Sci Freezer                          454
12/87       310621  Unmarked                          249     Hussman-Refrigerator (41)                  252
12/86       310718    1588      311295      10295     251     Hussman-Refrigerator (41)                  205
                                                                                                  ----------
                                                                                                       5,382
                                                                                                  ----------

                                                              All Furniture                           10,000
                              Grand Total                                                         $   20,497
                              Washington State Sales Tax @ 8.2%                                    $1,680.78
                                                                                                  ----------
                                                                                                  $22,178.03
                                                                                                  ==========

               [Letterhead of Seattle Daily Journal of Commerce]

                            Thursday, June 20, 1996


Biotech lab space opens up

      The Biomembrane Institute, a Seattle biomedical research lab that occupies 39,000 square feet of lab space at 201 Elliott Ave. W. in Seattle, has closed its doors. The closure has set off a scramble among biotech companies looking for lab space.

      Industry sources described the Biomembrane Institute as a small research facility funded by a Japanese organization that has decided to cease its lab operations here.

      The move has prompted other biotech companies to pounce on the lab space, which is in short supply in the region. At the moment no deal has been struck. But sources said Pathogenesis, which leases space in the same building, is known to be interested.